EXHIBIT 10.27

                   AMENDED AND RESTATED VOTING TRUST AGREEMENT


         This AMENDED AND RESTATED VOTING TRUST AGREEMENT is made as of
June 30, 1992 by and between AMS Properties, Inc., a Delaware corporation (the "Beneficiary") and HRPT Advisors, Inc., a Delaware corporation ("Advisors"), as trustee (in such capacity, together with any successor trustee, the "Trustee").

                                WITNESSETH THAT:

         WHEREAS, pursuant to an Acquisition Agreement, Agreement to Lease and Mortgage Loan Agreement dated as of December 28, 1990 (as the same may be amended, modified or supplemented from time to time, the "AMS Acquisition Agreement") among American Medical Services, Inc. ("AMS"), AMS Holding Co., GranCare, Inc. (f/k/a HostMasters, Inc.) ("GranCare"), the Beneficiary and Health and Rehabilitation Properties Trust, a Maryland real estate investment trust (the "Company"), the Company made a loan to the Beneficiary the sum of Fifteen Million Dollars ($15,000,000) which loan is evidenced by a promissory note dated as of December 28, 1990 (as the same may be amended, modified or supplemented from time to time, the "Note") made by the Beneficiary and payable to the order of the Company;

         WHEREAS, pursuant to the AMS Acquisition Agreement, the Company acquired from AMS certain property more particularly described therein (hereinafter, the "AMS Leased Properties") and, pursuant to a master lease agreement dated as of December 28, 1990 by and between the Beneficiary, as tenant, and the Company, as landlord, and the facility leases thereunder (such master lease agreement and facility leases, as the same may be amended, modified, or supplemented from time to time, collectively, the "AMS Lease"), the Company leased the AMS Leased Properties back to the Beneficiary;

         WHEREAS, in connection with the execution of the AMS Acquisition Agreement, the Beneficiary pledged One Million (1,000,000) common shares of beneficial interest, $.01 par value, of the Company (the "Deposited Shares") registered in the name of the Beneficiary with Advisors in trust pursuant to the terms and conditions of that certain Voting Trust Agreement dated as of December 28, 1990, (the "Original Voting Trust Agreement") to the Company pursuant to that certain HRP Shares Pledge Agreement dated as of December 28, 1990 (the "Original HRP Shares Pledge Agreement"); and the Beneficiary further agreed, pursuant to the terms and conditions of the Original Voting Trust Agreement, to deposit with the Trustee in trust certain additional shares of, capital stock of the Company ("Capital Stock"), or securities convertible into or exchangeable for capital stock of HRP, acquired by it after the date thereof as provided therein;

         WHEREAS, pursuant to a letter agreement dated April 10, 1992, between GranCare and the Company, the Company agreed to enter into a long-term lease with GCI Health Care Centers, Inc. ("GCI"), a Delaware corporation and wholly owned subsidiary of GranCare, with respect to certain real property, and the related improvements and personal property, located in Arizona, California and South Dakota and more particularly described therein pursuant to leases of even date herewith, each of which incorporates by reference a master lease document of even date herewith by and between the Company, as landlord and GCI, as tenant (as such leases may be amended, modified or supplemented from time to time, the "GCI Lease", and together with the AMS Lease, the "Leases");

         WHEREAS, the Company has agreed to enter into the GCI Lease provided that the Beneficiary, which company is under common control with GCI and has heretofore entered into sale-leaseback, mortgage financing and/or leasing transactions with the Company, agrees to guarantee payment and performance of GCI's obligations to the Company and to certain cross collateralization and cross default provisions set forth in that certain Guaranty, Cross Default and Cross Collateralization Agreement of even date herewith (the "Cross Guaranty");

         WHEREAS, GCI has agreed to guarantee payment and performance of the obligations of the Beneficiary to the Company and to the cross collateralization and cross default provisions of the Cross Guaranty;

         WHEREAS, in furtherance of the Cross Guaranty and to induce the Company to enter into the GCI Lease, the Company and the Beneficiary have executed and delivered an Amended and Restated HRP Shares Pledge Agreement, of even date herewith (the "Amended and Restated Shares Pledge Agreement"), which amends and restates the Original Shares Pledge Agreement so as to provide for the Beneficiary's further pledge unto the Company of all of its right, title and interest in and to the Collateral (as defined therein) as security for the Obligations (as defined therein);

         WHEREAS, the Beneficiary agrees that Advisors shall continue to be the Trustee hereunder and agrees to continue to empower the Trustee to vote the Deposited Shares and any additional shares of Capital Stock deposited with, or held by, the Trustee hereunder; and

         WHEREAS, the Trustee has consented to continue to act under this Agreement for the purposes herein provided.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants, premises and agreements herein contained, and in consideration of the deposit in trust, with the Trustee, of the Deposited Shares, and such other shares of Capital Stock as may, from time to time, to be deposited hereunder, the parties hereto hereby agree that the Original Voting Trust Agreement shall be amended and restated in full as follows:

         1. Defined Terms. Unless otherwise defined herein, capitalized terms used in this Agreement without definition shall have the meaning specified therefor in the Amended and Restated Shares Pledge Agreement.

         2. The Trustee. The Trustee shall be Advisors which, for and during the term and any continuance of this Agreement, shall be Trustee in respect of all Deposited Shares and additional shares of Capital Stock of the Company deposited pursuant to the provisions hereof with all the powers, rights and privileges and subject to all the conditions and covenants hereinafter set forth.

         In the event that Advisors or any successor Trustee shall become unwilling or unable to serve as Trustee, it may appoint in writing a successor Trustee, who shall accept this trust upon the same terms as provided by Section 17 hereof by filing its written acceptance in the executive offices of the Company.

         3. Voting Trust Agreement. A copy of this Agreement and of every amendment or supplement hereto shall be filed in the executive offices of the Company located in The Commonwealth of Massachusetts, and shall be open to the inspection of the Beneficiary during normal business hours. All Voting Trust Certificates issued as hereinafter provided shall be issued, received and held subject to all the terms of this Agreement.

         4. Transfer of Stock to Trustee. (a) The Beneficiary has previously assigned and transferred to the Trustee the Deposited Shares subject to and upon the terms and conditions of this Agreement. The Beneficiary hereby reaffirms its delivery to the Trustee of stock certificates representing the Deposited Shares, together with stock powers attached endorsed in blank.

         (b) In the event the Beneficiary shall, at any time or from time to time, after having become a party to this Agreement, become the owner or holder of any additional shares of Capital Stock by virtue of any one or more reclassifications, changes, exchanges, stock splits, stock dividends, stock consolidations, or other subdivisions or combinations of the shares of any class of the Company's Capital Stock or of any immediate or remote successor to substantially all of the Company's business or assets pursuant to any one or more of the events described in this sentence, or the consolidation of the Company or any such successor with, or merger of the Company or any such successor into, other corporations, or other recapitalizations or reorganizations affecting the Company or any such successor, or any one or more sales or conveyances to another corporation of the Company's or any such successor's property as an entirety or substantially as an entirety, the Beneficiary shall, within a reasonable period of time (not to exceed ten (10) days) after such event, assign and transfer to the Trustee such additional shares of Capital Stock and deliver to the Trustee stock certificates representing such shares of Capital Stock, together with stock powers attached duly endorsed in blank.

         (c) All of the Deposited Shares, and all additional shares of Capital Stock deposited hereunder, and all payments made to or property received by the Trustee as owner of such Capital Stock, shall be received by the Trustee in trust and be held and/or deposited or otherwise disposed of by the Trustee under and pursuant to the terms and conditions hereof.

         5. Voting Trust Certificates. (a) Upon the receipt of the Deposited Shares from the Beneficiary, the Trustee issued and delivered to the Beneficiary a certificate representing the beneficial interest in such Deposited Shares (the "Original Certificate") which was registered in the name of the Beneficiary on the So-oks of the Trustee. Upon the execution and delivery of this Agreement, the Beneficiary shall surrender such Original Certificate to the Trustee and the Trustee shall cancel such Original Certificate and shall issue and deliver to the Beneficiary a new certificate representing the beneficial interest in such Deposited Shares (a "Voting Trust Certificate") which shall be registered in the name of the Beneficiary on the books of the Trustee. Until and unless changed by the Trustee, each Voting Trust Certificate issued hereunder in respect of the Deposited Shares or any Capital Stock shall be substantially in the form of Exhibit A hereto. No Voting Trust Certificate shall be valid unless and until signed by the Trustee in office at the date of issue. The Trustee may, at any time and from time to time, make such changes in the form of Voting Trust Certificate as it shall deem necessary or advisable.

         (b) The Beneficiary and the Trustee acknowledge that Voting Trust Certificates issued hereunder are subject to the provisions of the Amended and Restated Shares Pledge Agreement, and that such Voting Trust Certificates shall be considered the equivalent of Pledged Shares for purposes of the Amended and Restated Shares Pledge Agreement and shall be subject to all the terms and conditions of the Amended and Restated Shares Pledge Agreement. To that end, the Beneficiary hereby agrees to pledge, grant a security interest in, assign, transfer, set over and confirm unto the Company all of the Beneficiary's right, title and interest in and to such Voting Trust Certificates, and to deliver such Voting Trust Certificates (together with stock powers attached duly endorsed in blank) as security for the full and prompt payment and performance of the Obligations.

         6. Issuance of Stock Certificates to Trustee. The shares of Deposited Shares and all additional shares of Capital Stock deposited with and held by the Trustee hereunder shall be registered in the name of the Trustee and any certificates for Deposited Shares or additional shares of Capital Stock transferred to the Trustee shall be surrendered and cancelled and new certificates therefor shall be issued in the name of the Trustee.

                                      -5-
All certificates issued to the Trustee shall state that the certificates are issued pursuant to this Agreement. The stock record books of the Company shall also note the fact that the shares recorded under the name of the Trustee hereunder are subject to this Agreement.

         7. Dividends and Other Distributions. Cash dividends, if any, declared by the Company on or in respect or the Deposited Shares or any additional shares of Capital Stock deposited with, or held by, the Trustee under this Agreement, shall be paid over by the Trustee to the Company and applied by the Company to the payment of the Obligations in such order as the Company may, in its sole discretion, determine. If any dividend in respect of the Deposited Shares or any additional shares of Capital Stock deposited hereunder with the Trustee is paid, in whole or in part, in Capital Stock of the Company, or in other securities convertible into or exchangeable for capital stock of the Company, the Trustee shall likewise hold, subject to the terms of this Agreement, the certificates for Capital Stock or such securities which are issued on account of such dividend and the holder of each Voting Trust Certificate representing Capital Stock or such securities on which such dividend has been paid shall be entitled to receive a Voting Trust Certificate for the number of shares and class of capital stock or securities received as such dividend with respect to the shares represented by such Voting Trust Certificate. Any such additional Voting Trust Certificates issued pursuant to this Section 7 shall be deemed pledged to the Company pursuant to Section 5(b) hereof.

         8. Dissolution of the Company. This Agreement, and the Trust created hereby, shall terminate within thirty (30) days of the dissolution or total or partial liquidation of the Company, whether voluntary or involuntary, pursuant to the provisions of Section 12 hereof.

         9. Reorganization of the Company. In the event that during the term of this Agreement the Company is merged into or consolidated with another corporation, or all or substantially all of the assets of the Company are transferred to another corporation, this Agreement, and the Trust created hereby, shall terminate within thirty (30) days of such merger, consolidation or transfer, pursuant to the provisions of Section 12 hereof.

         10. Rights of Trustee. The Trustee shall in its sole and absolute discretion exercise, in person or by its nominee or proxy, all stockholders' rights and powers in respect of all Deposited Shares, and all additional shares of Capital Stock deposited hereunder, including the right to vote and act thereon for every purpose at all meetings of the security holders of the Company, in the election of trustees, and upon any and all matters and questions which may be brought before such meetings and to consent to any corporate act of the Company.

         The interpretation by the Trustee of the terms, provisions and conditions of this Agreement and any Voting Trust Certificates issued hereunder shall be conclusive and binding upon the Beneficiary and on all other interested parties. The Trustee is hereby expressly authorized to do any and all acts which it deems necessary or advisable in connection with the carrying out of the terms, provisions and conditions of this Agreement. The Trustee may exercise any power or perform any act under this Agreement by an agent or attorney, appointed in writing, and may employ counsel and agents whose reasonable expenses and compensation shall be paid by the Trustee and shall be chargeable as a proper expense to the Beneficiary, as provided in Section 11 hereof.

         If there shall, at any time, be more than one Trustee serving hereunder, all actions and decisions of the Trustees shall be determined by a unanimous vote of the Trustees, and if the Trustees shall be unable to agree with respect to any matter or group of matters, any Trustee may appeal to an appropriate court located in The Commonwealth of Massachusetts, for an order appointing an additional Trustee to act with respect to such matter or matters, whose vote with respect to such matter or matters shall be final.

         The Trustee (if an individual) may be a trustee or officer of the Company, or both, and may, as Trustee, vote for himself as such, and may receive compensation therefor from the Company for his individual use and benefit. A Trustee may, individually, serve the Company in any other capacity and in such capacity receive from the Company compensation for his individual use and benefit, and may, individually, enter into any contract with the Company.

         The rights, powers and privileges of the Trustee named hereunder shall be possessed by any successor Trustee, with the same effect as though such successor had originally been party to this Agreement. The word "Trustee", as used in this Agreement, means the Trustee or any successor trustee or trustees acting hereunder, and shall include both the single and plural number. The office of the Trustee is currently located at 400 Centre Street, Newton, Massachusetts 02158.

         11. Compensation and Reimbursement of Trustee. The Trustee shall not be entitled to compensation for services rendered and duties performed hereunder. The Trustee shall be entitled to be reimbursed and indemnified for and saved harmless from any and all reasonable expenses, charges, costs, damages and other liabilities arising out of its acceptance of this trust and the issuance of Voting Trust Certificates hereunder, or incurred by it in connection with the performance and discharge of its duties and services as Trustee, except in case of its own gross negligence or willful misconduct. Such expenses, charges, costs, damages and other liabilities shall be assumed, borne and paid by the Beneficiary.

         No Trustee shall incur or be subject to any liability or responsibility as shareholder, trustee or otherwise by reason of any act, failure to act, error of judgment, error of law or other error committed in performing its functions hereunder, except for its own gross negligence or willful misconduct. The Trustee shall not be required to give any bond for the faithful performance and discharge of its duties hereunder.

         12. Term of Agreement; Termination. This Agreement shall continue in effect earlier of December 28, 2000 or such time as all of the Obligations shall have been paid and satisfied in full and the Amended and Restated Shares Pledge Agreement shall have been terminated, unless sooner terminated by a writing executed by the Beneficiary and the Trustee; provided, however that within two
(2) years prior to the termination of the initial term or any extension term hereof, the Beneficiary may agree to extend the duration of this Agreement for an additional period, not to exceed ten (10) years in any one case. Notwithstanding the foregoing, at such time, if ever, as fifty percent (50%) of the Pledged Shares are released from the lien created by the Pledge Agreement pursuant to the terms thereof, a like number of shares of Capital Stock shall be released from the Voting Trust created hereby. The Beneficiary acknowledges, however, that any Pledged Shares released from the Amended and Restated Shares Pledge Agreement are subject to re-pledging as provided therein and hereby agrees, in the event that any Pledged Shares previously released are re-pledged under the Amended and Restated Shares Pledge Agreement, that such re-pledged shares shall likewise become subject to the terms and conditions of this Agreement and stock certificates representing such re-pledged shares, together with stock powers duly endorsed in blank, shall be deposited with the Trustee at such time as the shares are re-pledged.

         Upon termination of this Agreement, the Trustee, in exchange for and upon the surrender of any Voting Trust Certificate then outstanding by the registered holder thereof, shall, in accordance with the terms thereof, transfer a certificate or certificates of shares of Capital Stock held by the Trustee hereunder to the registered holder of such Voting Trust Certificate, in an amount equal to the number of shares of Capital Stock the beneficial interest in which is represented by such surrendered Voting Trust Certificates. Thereupon, all liability of the Trustee for delivery of such certificates of shares of Capital Stock shall terminate, and the Voting Trust Certificates so surrendered shall be null and void. The Trustee acknowledges that the transfer of shares of Stock deposited hereunder is restricted by the provisions of the Amended and Restated Shares Pledge Agreement and agrees that it shall not deliver any certificates for shares of Capital Stock, and the holders of Voting Trust Certificates shall, by accepting the same, be conclusively deemed to have agreed that the Trustee shall not be required to deliver any certificates for such shares of Capital Stock, to any person whose acquisition of the same would be in violation of the Amended and Restated Shares Pledge Agreement.

         13. Event of Default under the Pledge Agreement. The Beneficiary acknowledges that upon the occurrence of an Event of Default under the Amended and Restated Shares Pledge Agreement the Company may elect to sell the Collateral (including any additional shares of Capital Stock deposited hereunder), or any part thereof, in one or more sales pursuant to the terms of the Amended and Restated Shares Pledge Agreement. Accordingly, the Beneficiary and the Trustee agree that upon notification by the Company to the Trustee that an Event of Default has occurred, and delivery by the Company to the Trustee of the Voting Trust Certificate(s) held by the Company in pledge pursuant to the terms and conditions of the Amended and Restated Shares Pledge Agreement, the Trustee shall forthwith transfer to the Company a certificate or certificates for shares of Capital Stock held by the Trustee hereunder in an amount equal to the number of shares of Capital Stock the beneficial interest in which is represented by such surrendered Voting Trust Certificate(s). Thereupon, all liability of the Trustee for delivery of stock certificates representing such shares of Capital Stock shall terminate and the Voting Trust Certificate(s) so surrendered shall be null and void.

         14. Amendments.  This Agreement may be amended at any time by a written
instrument   executed  by  the  Trustee  and  assented  to  in  writing  by  the
Beneficiary.

         15. Notices and Distributions. Unless otherwise specifically provided in this Agreement, any notice to or communication with the holders of Voting Trust Certificates hereunder shall be in writing and shall be sufficient when sent by registered or certified mail addressed to such holders at their respective addresses appearing on the transfer books of the Trustee. The addresses of the holders of Voting Trust Certificates, as shown on the transfer books of the Trustee, shall in all cases be deemed to be the addresses of Voting Trust Certificate holders for all purposes under this Agreement. Every notice so given shall be effective, whether or not received, and the date of mailing shall be the date such notice is deemed given for all purposes.

         Any notice to the Trustee hereunder shall be in writing and shall be sufficient if sent by registered or certified mail to the Trustee, addressed to it at such address or addresses as may from time to time be furnished in writing to the holders of Voting Trust Certificates, and if no such address has been so furnished by the Trustee, then addressed to the Trustee in care of the Company.

         All distributions of cash, securities or other property hereunder, if any, in respect of the Voting Trust Certificates may be made, in the discretion of the Trustee, by registered or certified mail in the same manner as hereinabove provided for the giving of notice to the holders of Voting Trust Certificates.

         16. Severability. If, for any reason, any provision hereof or of any Voting Trust Certificate shall be invalid or inoperative, the validity and effect of the other provisions hereof or thereof shall not be affected thereby.

         17. Acceptance of Trust. The Trustee hereby reaffirms its acceptance of the trust hereunder, subject to all of the terms, provisions and conditions set forth herein, and agrees that it will continue to exercise the powers and perform the duties of Trustee as set forth herein; provided, however that nothing contained herein shall be construed to prevent the Trustee from resigning and discharging itself from the trust established by this Agreement.

         18. NONLIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING THE COMPANY, DATED OCTOBER 9, 1986, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HEALTH AND REHABILITATION PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE COMPANY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE COMPANY. ALL PERSONS DEALING WITH THE COMPANY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE COMPANY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

         19. GOVERNING LAW. EXCEPT AS TO MATTERS REGARDING THE INTERNAL AFFAIRS OF HRP AND ISSUES OF OR LIMITATIONS ON ANY PERSONAL LIABILITY OF THE SHAREHOLDERS AND TRUSTEES OF HRP FOR OBLIGATIONS OF HRP, AS TO WHICH THE LAWS OF THE STATE OF MARYLAND SHALL GOVERN, THIS AGREEMENT AND ANY VOTING TRUST CERTIFICATE ISSUED HEREUNDER SHALL BE INTERPRETED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (OTHER THAN THE LAWS GOVERNING CONFLICTS OF LAWS) OF THE COMMONWEALTH OF MASSACHUSETTS.

                           (Intentionally left blank.]

         IN WITNESS WHEREOF, the Beneficiary and the Trustee have hereunto set their hands as an instrument under seal, as of the date first above written.

                                     TRUSTEE:

                                     HRPT ADVISORS, INC.


                                     By /s/ David J. Hegarty
                                        Name:  David J. Hegarty
                                        Title:


                                     BENEFICIARY:

                                     AMS PROPERTIES, INC.


                                     By /s/  Kevin W. Pendergest
                                        Name:  Kevin W. Pendergest
                                        Title:  Executive Vice President


         Signature page for Amended and Restated Voting Trust Agreement, dated as of June 30, 1992, by and between AMS Properties, Inc. as Beneficiary and HRPT Advisors, Inc., as Trustees.

                                                                    EXHIBIT A to
                                                          VOTING TRUST AGREEMENT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND REGISTRATION AND QUALIFICATION UNDER ALL APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO EXEMPTIONS THEREFROM. THIS CERTIFICATE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE VOTING TRUST AGREEMENT REFERRED TO HEREIN. THIS CERTIFICATE IS FURTHER SUBJECT TO, AND NO TRANSFERS OF THE SECURITIES REPRESENTED HEREBY SHALL BE VALID OR EFFECTIVE UNTIL COMPLIANCE WITH THE CONDITIONS SPECIFIED IN, THE AMENDED AND RESTATED HRP SHARES PLEDGE AGREEMENT, DATED AS OF JUNE 30, 1992 AMONG THE BENEFICIARY AND THE COMPANY, AS SUCH AGREEMENT MAY BE FURTHER AMENDED OR SUPPLEMENTED. EACH HOLDER OF THIS CERTIFICATE AGREES TO BE BOUND BY THE PROVISIONS OF SAID AGREEMENTS, COPIES OF WHICH ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST FROM THE PRINCIPAL OFFICE OF THE COMPANY.

                   HEALTH AND REHABILITATION PROPERTIES TRUST
                     a Maryland real estate investment trust

Voting Trust Certificate for Common Shares of Beneficial Interest

No._________                                               Shares__________

         THIS IS TO CERTIFY THAT ____________, a _____________ corporation, (the"Holder") is the beneficial owner of ________________ Common Shares of Beneficial Interest, $.0l par value, (the "Shares") of Health and Rehabilitation Properties Trust, a Maryland real estate investment trust (the "Company"), and that said Shares are held subject to all of the terms and conditions of a certain Amended and Restated Voting Trust Agreement dated as of June 30, 1992 (as the same may be amended, modified or supplemented from time to time, the "Agreement") by and among the Holder and HRPT Advisors, Inc., a Delaware corporation, as Trustee (the "Trustee"), which Agreement is expressly made a part hereof and incorporated herein by reference. A counterpart of the Agreement is on file and available for inspection by the registered holder hereof or his delegate at the Company's principal place of business at 400 Centre Street, Newton, Massachusetts 02158, at any time during normal business hours without charge.

         The above-named Holder accepts this Certificate subject to all of the terms and conditions of the Agreement and by such acceptance such Holder shall become a party to the Agreement and shall be entitled to all the rights, privileges and interests of such a party and shall be bound by all of the terms of and subject to all of the duties and obligations set forth in the Agreement, all as more fully provided therein, it being expressly stipulated, however, that no voting right passes to the Holder hereof by or

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under this  Certificate  or by or under the  Agreement  or any other  agreement, express or implied.

         This Certificate is transferable only on the books of the Trustee, upon presentation and surrender of this Certificate, properly assigned and endorsed, by the registered holder hereof, either in person or by attorney duly authorized, in the manner prescribed in the Agreement and according to any and all rules that may be established by the Trustee for transfers of Certificates, and is subject to restrictions on transfer, resale obligations and compliance with the Securities Act of 1933, as amended, and a certain Amended and Restated HRP Shares Pledge Agreement dated as of June 30, 1992, as the same may be amended, modified or supplemented from time to time between the Holder and the Company, all as referred to above. Until this Certificate has been so transferred in accordance with any such rules, the Trustee may treat the registered holder as the owner hereof for all purposes whatsoever.

         Upon the termination of the Agreement, the above-named Holder or his personal representative will be entitled, upon surrender hereof as provided above and in the Agreement, and upon payment to the Trustee of a sum sufficient to reimburse the Trustee for any tax or government charge, if any, imposed in connection with any transfer of shares of Stock represented hereby, to receive certificates for the above-written number of fully paid and non-assessable shares of Stock deposited with and held by the Trustee pursuant to the terms of the Agreement.

         Until the actual delivery of such certificates of shares of Stock by the Trustee as provided above and in the Agreement, the Trustee shall, in respect of any and all such shares of Stock held by it under the Agreement, possess and be entitled to exercise all Shareholders' rights of every kind, including the right to vote on, to take part in, or to consent to any corporate action, as provided for in the Agreement.

         This Certificate shall not be valid unless and until signed by all the Trustees in office at the date of issue.

         IN WITNESS WHEREOF, the undersigned Trustee has caused this Certificate to be executed this 30th day of June, 1992.

                                    HRPT ADVISORS, INC., as Trustee


                                    By:_________________________________
                                          Its________________________


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         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers to  _______________________  the within Certificate and all rights and interests
represented  thereby,  and  does  hereby  irrevocably   constitute  and  appoint
___________________ attorney to transfer the said Certificate on the register of Certificate holders maintained by the Trustee, with full power of substitution in the premises.

         IN WITNESS WHEREOF, the undersigned has caused these presents to be executed this _______________ day of _______________________, 1992.

In the presence of:                       AMS PROPERTIES, INC.


______________________________            By_______________________________
                                               Its

                                     NOTICE

         The signature on this assignment must correspond with the above-written name of the Holder of this Certificate in every particular, without alteration or any change whatever.